UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 9, 2010

HEMOBIOTECH, INC.
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(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

                       000-51334                      33-0995817
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(Commission File Number)     (IRS Employer Identification No.)

5001 Spring Valley Road, Ste 1040-West
Dallas, TX 75244
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(Address of Principal Executive Offices)      (Zip Code)

(972) 455-8950
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Effective as of April 9, 2010, upon the authorization and approval of its Board of Directors, HemoBioTech, Inc., a Delaware corporation (“Registrant”) dismissed Eisner LLP as its independent registered public accounting firm.

The reports of Eisner LLP on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2008 and 2007 and for the period from October 3, 2001 (inception) through December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles, except that the Registrant’s audited financial statements contained in its Form 10-K for the fiscal years ended December 31, 2008 and 2007 and for the period from October 3, 2001 (inception) through December 31, 2008 included explanatory language concerning the Registrant’s ability to continue as a going concern.

During the fiscal years ended December 31, 2008 and 2007, and through April 9, 2010, there were (i) no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner LLP, would have caused Eisner LLP to make reference thereto in its reports on the Company’s financial statements for such fiscal years; and (ii) no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Eisner LLP with a copy of the disclosures made above in response to Item 304(a) of Regulation S-K and requested that Eisner LLP furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  The Company has received a letter from Eisner LLP addressed to the Securities and Exchange Commission dated April 12, 2010 indicating that it agreed with the statements set forth above.  A copy of that letter dated as of April 12, 2010, is attached hereto as Exhibit 16.1.

(b) Effective as of April 9, 2010, upon the authorization and approval of the Audit Committee of its Board of Directors, the Registrant engaged M&K CPAs, PLLC as its independent registered public accounting firm.  M&K CPAs, PLLC was engaged to also re-audit the Registrant’s financial statements for the year ended December 31, 2008.

No consultations occurred between the Registrant and M&K CPAs, PLLC during the fiscal years ended December 31, 2008 and 2007, through April 9, 2010, regarding either (1) the application of accounting principles to a specific completed or contemplated transactions, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)    Exhibits

No.                 Exhibits
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16.1	Letter from Eisner LLP, dated April 12, 2010, to the Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2010                                                                                     HEMOBIOTECH, INC.

By: /s/ Arthur P. Bollon__________________
Name:  Arthur P. Bollon, Ph.D.
Title:  Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.                                Description of Exhibit
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16.1	Letter from Eisner LLP, dated April 12, 2010, to the Commission regarding statements included in this Form 8-K